INVESCO International Growth Fund

            Supplement to Prospectus Dated February 28, 1995

The section of the Fund's Prospectus entitled "The Fund and Its Management" is amended to replace the third through fifth paragraphs of the section with the following:

            INVESCO is an indirect wholly-owned subsidiary of INVESCO PLC. INVESCO PLC is a financial holding company that, through its subsidiaries, engages in the business of investment management on an international basis. INVESCO was established in 1932 and, as of October 31, 1994, managed 14 mutual funds, consisting of 36 separate portfolios, with combined assets of approximately $9.8 billion on behalf of over 849,000 shareholders.

            Pursuant to an agreement with INVESCO, INVESCO Asset Management Limited ("IAML") serves as the sub-adviser to the Fund. In that capacity, IAML has the primary responsibility, under the supervision of INVESCO, for providing portfolio management services to the Fund. IAML also is an indirect wholly-owned subsidiary of INVESCO PLC. IAML also acts as sub-adviser to the INVESCO European Fund, the INVESCO Pacific Basin Fund, the INVESCO European Small Company Fund, and the INVESCO Latin American Growth Fund. Although the Fund is not a party to the sub- advisory agreement, that agreement has been approved by the shareholders of the Fund.

            The Fund is managed by a team of portfolio managers. A senior investment policy group determines the country-by-country allocation of the Fund's assets, overall stock selection methodology and the ongoing implementation and risk control policies applicable to the Fund's portfolio. Individual country specialists are responsible for managing security selection for their assigned country's share of the allocation within the parameters established by the investment policy group.

            The Fund pays INVESCO a monthly advisory fee which is based upon a percentage of the average net assets of the Fund, determined daily. The maximum advisory fee payable under the agreement is computed at an annual rate of 1.00% on the first $500 million of the Fund's average net assets; 0.75% on the next $500 million of the Fund's average net assets; and 0.65% on the average net assets of the Fund in excess of $1 billion. For the fiscal period ended October 31, 1994, the advisory fees paid to INVESCO Funds Group, Inc., amounted to an annual rate of 1.00% of the average net


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      assets of the Fund.  While the portions of INVESCO's  fees which are equal to or higher than 0.75% of the Fund's net assets are higher than those generally charged by investment advisers to mutual funds, they are not higher than those charged by most other investment advisers to funds of comparable asset levels to the INVESCO International Growth Fund whose assets are invested primarily in equity securities of companies located outside the United States.

            Out of the advisory fees which it receives from the Fund, INVESCO pays IAML, as sub-adviser to the Fund, a monthly fee, which is computed at the annual rates of 0.25% on the first $500 million of the Fund's average net assets, 0.1875% on the next $500 million of the Fund's average net assets and 0.1625% on the Fund's average net assets in excess of $1 billion. No fee is paid by the Fund to IAML.

The date of this Supplement is February 2, 1996


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                   INVESCO International Funds, Inc.

           Supplement to Statement of Additional Information
                        Dated February 28, 1995

The subsection of the Statement of Additional Information entitled "The Funds and Their Management - The Sub-Adviser" is amended to delete the second paragraph of the subsection and to amend the first paragraph of the subsection to read as follows:

            The Sub-Adviser. INVESCO, as investment adviser, has contracted with INVESCO Asset Management Limited ("IAML") to provide investment advisory and research services on behalf of INVESCO European Fund, INVESCO Pacific Basin Fund and INVESCO International Growth Fund. IAML has the primary responsibility for providing portfolio investment management services to these Funds. IAML is an indirect wholly-owned subsidiary of INVESCO PLC.

The subsection of the Statement of Additional Information entitled "The Funds and Their Management - Sub-Advisory Agreement" is hereby amended to read as follows:

          Sub-Advisory Agreement. IAML serves as sub-adviser to the INVESCO European and Pacific Basin Funds pursuant to a sub- advisory agreement (the "European-Pacific Basin Sub-Agreement") with INVESCO that was assumed by IAML from MIM International Limited ("MIL"), another indirect wholly-owned subsidiary of INVESCO PLC, on November 10, 1995. The European-Pacific Basin Sub- Agreement was approved on April 21, 1993, by a vote cast in person by a majority of the directors of the Company, including a majority of the directors who are not "interested persons" of the Company, INVESCO, IAML or MIL at a meeting called for such purpose. Pursuant to authorizations granted by the public shareholders of the respective Predecessor Funds at meetings held on May 24, 1993, the respective Predecessor Funds, as the initial shareholders of the INVESCO European and Pacific Basin Funds, approved the European-Pacific Basin Sub-Agreement on June 24, 1993, for an initial term expiring April 30, 1995. The European- Pacific Basin Sub-Agreement has been continued by action of the board of directors until April 30, 1996. Thereafter, the European- Pacific Basin Sub-Agreement may be continued from year to year as to each Fund as long as each such continuance is specifically approved by the board of directors of the Company, or by a vote of the holders of a majority of the outstanding shares of the Fund, as defined in the 1940 Act. Each such continuance also



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     must be approved by a majority of the  directors who are not parties to the
     European-Pacific Basin Sub-Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the
     purpose  of  voting  on  such  continuance.   The  European-Pacific   Basin
     Sub-Agreement may be terminated at any time without penalty by either party or the Company upon sixty (60) days' written notice, and terminates automatically in the event of an assignment to the extent required by the 1940 Act and the rules thereunder.

            IAML serves as sub-adviser to the INVESCO International Growth Fund pursuant to a sub-advisory agreement (the "International Growth Sub-Agreement") with INVESCO that was approved on October 25, 1995 by a vote cast in person by a majority of the directors of the Company, including a majority of the directors who are not "interested persons" of the Company, INVESCO or IAML at a meeting called for such purpose. The International Growth Sub- Agreement became effective on February 2, 1996 when it was approved by a majority of the shareholders of the Fund at a meeting called for such purpose, and will remain in force for an initial term expiring April 30, 1997. After the expiration of the initial term, the International Growth Sub-Agreement may be continued from year to year as long as each such continuance is specifically approved by the board of directors of the Company, or by a vote of the holders of a majority of the outstanding shares of the Fund, as defined in the 1940 Act. Each such continuance also must be approved by a majority of the directors who are not parties to the International Growth Sub-Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such continuance. The International Growth Sub-Agreement may be terminated at any time without penalty by either party or the Company upon sixty (60) days' written notice, and terminates automatically in the event of an assignment to the extent required by the 1940 Act and the rules thereunder.

          The European-Pacific Basin Sub-Agreement and the International Growth Sub-Agreement (collectively, the "Sub- Agreements") provide that IAML, subject to the supervision of INVESCO, shall manage the investment portfolios of the Funds in conformity with each such Fund's investment policies. These management services would include: (a) managing the investment and reinvestment of all the assets, now or hereafter acquired, of each Fund, and executing all purchases and sales of portfolio securities; (b) maintaining a continuous investment program for the Funds, consistent with (i) each Fund's investment policies as set forth in the Company's Articles of Incorporation, Bylaws, and Registration Statement, as


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     from  time to time  amended,  under the 1940 Act,  as  amended,  and in any prospectus and/or statement of additional information of the Company, as from time to time amended and in use under the 1933 Act and (ii) the Company's status as a regulated investment company under the Internal Revenue Code of 1986, as amended; (c) determining what securities are to be purchased or sold for each Fund, unless otherwise directed by the directors of the Company or INVESCO, and executing transactions accordingly; (d) providing the Funds the benefit of all of the investment analysis and research, the reviews of current economic conditions and trends, and the consideration of long-range investment policy now or hereafter generally available to investment advisory customers of IAML; (e) determining what portion of each applicable Fund should be invested in the various types of
     securities   authorized   for  purchase  by  such  Fund;   and  (f)  making
     recommendations as to the manner in which voting rights, rights to consent to Company action and any other rights pertaining to the portfolio securities of each applicable Fund shall be exercised.

            The Sub- Agreements provide that, as compensation for its services, IAML shall receive from INVESCO, at the end of each month, a fee based upon the average daily value of the applicable Fund's net assets. With respect to the INVESCO European and Pacific Basin Funds, the fee is calculated at the annual rate of: 0.45% on the first $350 million of each Fund's average net assets; 0.40% on the next $350 million of each Fund's average net assets; and 0.35% on each Fund's average net assets in excess of $700 million. With respect to the INVESCO International Growth Fund, the fee is computed at the annual rate of: 0.25% on the first $500 million of the Fund's average net assets, 0.1875% on the next $500 million of the Fund's average net assets and 0.1625% on the Fund's average net assets in excess of $1 billion. The sub-advisory fees are paid by INVESCO, NOT the Funds.

The date of this Supplement is February 2, 1996


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